COMMERCIAL
                      CONTRACT TO BUY AND SELL REAL ESTATE

  1. PARTIES AND PROPERTY: Subject to the contingencies set forth in Paragraph 18 below, and subject to the other terms and conditions herein, Southern Corrections Systems, Inc., Buyer, [hereinafter "Buyer"] agrees to buy, and the undersigned seller(s), [hereinafter "Seller"], agrees to sell, on the terms and conditions set forth in this contract, the following described real estate in Tulsa County, State of Oklahoma:


    The Southwest  quarter of the  Northwest  Quarter (SW/4 NW/4) of Section One
    (1), Township Twenty (20) North, Range Twelve (12) East of the Indian Base Meridian, Tulsa County, Oklahoma, together with all surface and mineral rights

    LESS AND EXCEPT the West Half of the Northwest Quarter of the Southwest Quarter of the Northwest Quarter (W/2 of the NW/4 of the SW/4 of the NW/4) of Section One (1) of Township Twenty (20) North, Range Twelve (12) East of the Indian Base Meridian, being a 5 acre tract reserved by the Seller together with all interest of Seller in vacated streets and alleys adjacent thereto, all easements and other appurtenances thereto, all improvements thereon, inclusive of the building located thereon, and all attached fixtures thereon, except as herein excluded (collectively the "Property").

  2. INCLUSIONS/EXCLUSIONS: The purchase price includes the following items (a) if attached to the Property on the date of this contract: lighting, heating, plumbing, ventilating, and air conditioning fixtures, TV antennas, water softeners, smoke/fire/burglar alarms, security devices, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls; (b) if on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, curtain rods, drapery rods, all keys and (c): all storm and sanitary sewer system equipment and installations. The purchase price further includes all office equipment, desks, chairs, beds, kitchen equipment, furniture, copiers, computers, printers, records, lawnmowers and yard equipment, and all other personal property presently located on the Property. In addition, at time of closing the Seller will assign clear title to the Buyer for all vehicles used in connection with the operations at the Property, with the notes against said vehicles to be paid off out of proceeds of closing.

  The above-described included items (Inclusions) are to be conveyed to Buyer by Seller by bill of sale at the closing, free and clear of all taxes, liens and encumbrances, except as provided in Section 12. The following attached fixtures are excluded from this sale: NO EXCLUSIONS

  3. PURCHASE PRICE AND TERMS. The purchase price shall be ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ( $1,400,000.00), payable in U.S. dollars by Buyer as follows:

(a) Earnest Money.

  $150,000.00 in the form of Company Check or wire transfer, as earnest money deposit and part payment of the purchase price, payable to the Seller. The Buyer agrees that the Seller may have the use and benefit of the earnest money deposit prior to closing, with said earnest money deposit to be credited against the purchase price at the time of closing. To secure return of the earnest money deposit in the event that closing does not occur, simultaneously with the execution of this agreement, the Seller shall deliver to the Buyer a promissory note in the amount of the earnest money deposit, with said note to be secured by a mortgage on property of the Seller. Upon credit of the said $150,000 against the purchase price at closing, the original Promissory Note and Mortgage will be cancelled and returned to the Seller at closing.

  The balance of $1,250,000.00 (purchase price less earnest money) shall be paid as follows:

  (b) Cash at Closing.

  $1,250,000.00, plus closing costs, to be paid by buyer at closing in funds which comply with all applicable laws of the State of Oklahoma, which include cash, electronic transfer funds, certified check, savings and loan teller's check, and cashier's check (Good Funds).

  4. COST OF APPRAISAL. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by Buyer .

  5. NOT ASSIGNABLE. This contract shall not be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

  6. EVIDENCE OF TITLE. Seller shall furnish to Buyer at Seller's expense a present commitment for owner's title insurance policy in an amount equal to the purchase price on or before September 10, 1997 (Title Deadline). If a title insurance commitment is furnished, Buyer may require of Seller that copies of instruments (or abstracts of instruments) listed in the schedule of exceptions (Exceptions) in the title insurance commitment also be furnished to Buyer at Seller's expense. This requirement shall pertain only to instruments shown of record in the office of the clerk and recorder of the designated county or counties. The title insurance commitment, together with any copies or abstracts of instruments furnished pursuant to this Section 6, constitute the title documents Title Documents). Buyer, or Buyer's designee, must request Seller, in writing, to furnish copies or abstracts of instruments listed in the schedule of exceptions no later than 5 calendar days after Title Deadline. If Seller furnishes a title insurance commitment, Seller will pay the premium at closing and have the title insurance policy delivered to Buyer as soon as practicable after closing.

  7. TITLE.

  (a) Title Review. Buyer shall have the right to inspect the Title Documents or abstract. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before 10 calendar days after Title Deadline, or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exceptions to title.

  (b) Matters Not Shown by the Public Records. Seller shall deliver to Buyer, on or before the Title Deadline set forth in Section 6, true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(s) has any right in the Property not shown by the public records (such as unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before September 22, 1997 . If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

  (c) Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTSMAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

  In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is given to Seller on or before the date set forth in subsection 9(b), this contract shall then terminate. If Seller does not receive Buyer's notice by the date specified above, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

  (d) If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) as provided in subsection (a) or (b) above, Seller shall use reasonable effort to correct said unsatisfactory title condition(s) prior to the date of closing. If Seller fails to correct said unsatisfactory title condition(s) on or before the date of closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before closing, waive objection to said unsatisfactory title condition(s).

  8.  INSPECTION.   Buyer  or  any  designee,  shall  have  the  right  to  have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If written notice of any unsatisfactory condition, signed by or on behalf of Buyer, is not received by Seller on or before September 10, 1997 , (Objection Deadline), the physical condition of the Property and Inclusion shall be deemed to be satisfactory to Buyer. If such notice is received by Seller as set forth above, and if Buyer and Seller have not agreed, in writing to a settlement thereof on or before September 16, 1997 (Resolution Deadline), this contract shall terminate three (3) calendar days following the Resolution Deadline; unless within the said three (3) calendar days, Seller receives written notice from Buyer waiving objection to any unsatisfactory condition. Buyer is responsible for and shall pay for any damage which occurs to the Property and Inclusions as a result of such inspection. As used in this paragraph, the term "unsatisfactory condition" refers to any condition that is unacceptable to the corrections agencies contracting with the Seller. The parties further acknowledge and agree that the fifth unused cottage located on the Property is not habitable, and the present condition of such cottage will not be a ground for objection by the Buyer.

  9. DATE OF CLOSING. The date of closing shall be September 30, 1997 , or by mutual agreement at an earlier date. The hour and place of closing shall be as designated by Buyer . The date of closing may be extended by mutual written agreement of the parties hereto.

  10. TRANSFER OF TITLE. Subject to tender or payment at closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient Warranty deed to Buyer, on closing, conveying the Property subject to no exceptions other than:

  (a) non-delinquent general taxes for the year of closing; and

  (b) except (i) distribution utility easements (including cable TV), (ii) those matters reflected by the Title Documents accepted by Buyer in accordance with subsection 7(a), (iii) those rights, if any, of third parties in the Property not shown by the public records in accordance with subjection 7(b), (iv) inclusion of the Property within any special taxing district, and (v) subject to building and zoning regulations.

  11. PAYMENT OF ENCUMBRANCES. Any encumbrances required to be paid shall be paid at or before closing from the proceeds of this transaction or from any other source.

  12. CLOSING COSTS, DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective closing costs and all other items required to be paid at closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or required documents at or before closing.

  13. PRORATIONS AND ASSIGNMENT OF CONTRACT RIGHTS. General taxes for the year of closing, based on the taxes for the calendar year immediately preceding closing, rents, water and sewer charges, utility charges, interest on continuing loan(s), if any, shall be prorated to date of closing. At closing, the Seller shall assign to the Buyer all of the Seller's rights, title and interest in and to all existing contracts between the Seller and the Corrections Agencies (as that terms is defined in paragraph 18 hereof), including all rights to accounts receivables and revenues relating in any manner to the said contracts with the Corrections Agencies arising subsequent to the date of closing. All accounts receivables and accounts payables attributable to services rendered prior to closing or arising prior to the date of closing are reserved by the Seller, unless otherwise provided herein. All accounts receivables and accounts payables attributable to services rendered under the corrections contracts after the date of closing are assumed by the Buyer.

  14. POSSESSION. Possession of the Property shall be delivered to Buyer as follows:

           PHYSICAL POSSESSION DELIVERED IMMEDIATELY FOLLOWING CLOSING


subject to the following lease(s) or tenancy(s):     NONE

  If Seller, after closing, fails to deliver possession on the date herein specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $ $1,000.00 per day from the date of agreed possession until possession is delivered.

  15. CONDITION OF AND DAMAGE TO PROPERTY. Except as otherwise provided in this contract, the Property and Inclusions shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted. The Seller warrants that all equipment, heating, ventilating and air conditioning systems and fixtures to be transferred with the said Property are in good working order and condition and shall, on the date of closing, be in such good working order and condition. Subsequent to the execution of this Agreement and until the closing, the Property will be kept in sound order and all repairs and replacements required with respect to any portion of the Property will be made by the Seller. In the event the Property shall be damaged by fire or other casualty prior to time of closing, in an amount of not more than ten percent (10%) of the total purchase price, Seller shall be obligated to repair the same before the date of closing. In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to credit for all the insurance proceeds resulting from such damage to the Property and Inclusions, not exceeding however, the total purchase price. Should any Inclusion(s) or service(s) fail or be damaged between the date of this contract and the date of closing or the date of possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size and quality, or an equivalent credit, less any insurance proceeds received by Buyer covering such repair or replacement.

  16. TIME OF ESSENCE/REMEDIES. Time is of the essence hereof. If any note or check received as earnest money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

  (a) IF BUYER IS IN DEFAULT: Seller may elect to treat this contract as canceled, and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

  (b) IF SELLER IS IN DEFAULT: Buyer may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

  (c) COSTS AND EXPENSES. Anything to the contrary herein notwithstanding, in the event of any arbitration or litigation arising out of this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

  17. ALTERNATIVE DISPUTE RESOLUTION: MEDIATION. If a dispute arises between the parties relating to this contract, the parties agree to submit the dispute to mediation. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediator. If mediation proves unsuccessful, the parties may then proceed with such other means of dispute resolution as they so choose.

  18. ADDITIONAL PROVISIONS:

  (a). Before the date of Closing, the Buyer must receive satisfactory confirmation that the Property is properly zoned, and all other necessary licenses, certifications, special use permits and consents from all necessary governmental agencies exist to allow the Buyer to operate residential correctional programs at the Property.

  (b) Before the date of closing, the Seller on behalf of Buyer must obtain and receive confirmation of the consent of the Oklahoma Department of Corrections, the Federal Bureau of Prisons, and the United States Pardon & Parole department (collectively the "Corrections Agencies") to the assignment of all of the
Seller's rights in and under existing contracts for the provision of correctional services presently being provided at the Property. The Seller agrees to use its best efforts to deliver to the Buyer such consents to the transfer of contract rights to allow the Buyer to continue to operate all existing correctional programs at the Property for the remaining terms of all existing correctional services contracts.

  (c). Before September 15, 1997, the Seller will provide at Seller's expense a Phase I Site Assessment of the Property, which Assessment shall reveal no release or threatened release of hazardous materials in and under the Property.

  (d) Before the date of closing, the Buyer shall verify the accuracy of the June and July, 1997, financial statements previously supplied to the Buyer. The Seller shall make its records available to the Buyer to allow verification of the Seller's income, expenses, contracts, census, and liabilities.

  19. NOTICE TO PURCHASERS AND SELLERS REGARDING THE FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (FIRPTA). Unless an exemption applies, FIRPTA requires that every purchaser of real estate in the United States deduct and withhold from the seller's proceeds an amount equal to ten percent (10%) of the gross sales price. The primary exemptions are:

  1. The seller furnishes to the purchaser a certificate executed by the seller stating under penalty of perjury the seller's United States taxpayer identification number and that the seller is not a foreign person. (A foreign person is any foreign citizen or entity other than a United States resident alien).

  2. The property is acquired by the purchaser for use as his or her residence and the amount paid for the property is $300,000 or less.

                              SELLER'S CERTIFICATE
      (To be executed only if the seller is not a foreign person or entity)

The undersigned hereby certifies:

  1. The names, addresses and United States taxpayer identification numbers of all of the owners of the above property are as follows:

Seller's Name                  U.S. Tax I.D. Number                Address

Freedom Ranch, Inc., an Oklahoma                             6101 N. Cincinnati
corporation                                                  Tulsa, OK 74126

here is no other person or entity who has an ownership interest in the property.

  2. None of the owners of the Property are nonresident aliens for purposes of U.S. income taxation or, if seller is an entity, it is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as such terms are defined in the Internal Revenue Code and regulations thereto.

  3. I (we) understand that the purchaser of the Property intends to rely on the foregoing representations in connection with the Foreign Investment in Real Property Tax Act and that this certification may be disclosed to the Internal Revenue Service.

  The undersigned hereby declare under penalty of perjury that the foregoing is true and correct.

Freedom Ranch, Inc., an Oklahoma corporation

By:_______________________________________   Date:______________________________
___________________________ Title:  ____________________________________________
(The original of this certificate is to be delivered to the purchaser, or the closing agent, if any, on or before the date of closing.)


  20. RESIDENTIAL LEAD PAINT HAZARD REDUCTION ACT. Federal law (42 U.S.C. S 4851 et seq) requires that the seller/lessor of all "residential property" constructed prior to 1978 must provide to purchasers/lessees any information on lead-based paint hazards from risk assessments or inspections in the seller/lessor's possession, and must notify the purchaser/lessee of any known lead-based paint hazards. For purposes of these statutes, "residential property" is defined as any property which includes any residential dwelling unit(s). Sellers/lessors are required to sign a lead-based paint disclosure form(s), and the purchaser/lessee must be provided with a copy of a booklet entitled "Protect Your Family from Lead in Your Home."

  Seller hereby certifies that the above described property |X| is / |_| is not "residential property" constructed prior to 1978, as described by the statute.

  LEAD DISCLOSURE: Seller/lessor hereby certifies that, to the best of seller/lessor's knowledge, the property |_| does / |X| does not contain
lead-based paint; and that seller/lessor |_| does / |X| does not possess risk assessment or inspection reports relating thereto. Seller/lessor hereby certifies to have disclosed to the purchaser/lessee and Broker all information known to the seller/lessor regarding the presence of lead-based paint and lead based paint hazards within this target housing, as follows:

Date of inspection(s) or report(s):   Environmental approx June 1995__________

         |_| report attached.

  Seller/lessor hereby agrees that it will provide the purchaser/lessor with any reports or information related thereto now in its possession, or which it acquires prior to the consummation of the transaction contemplated hereby.

  21. OPPORTUNITY FOR REVIEW BY LEGAL COUNSEL. By signing this document, Buyer and Seller acknowledge that they understand that this document has important legal consequences and have had the opportunity to consult with legal and tax or other counsel before signing this contract.

  22. ENVIRONMENTAL HAZARD PROVISIONS. As of the date of the execution of this Agreement by Seller, Seller has no knowledge of any claims, actions, suits or proceedings pending or threatened which arise from and out of any claimed pollution of the Property. Seller further represents that as of the date of the execution of this Agreement by Seller, Seller has no knowledge of any claims, actions, suits or proceedings pending or threatened which arise from and out of any claimed migration of pollution from the Property to any other property. Seller has no reason to believe that, as of the date of the execution of this Agreement, any law or regulation applicable to said property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S. C. S9601, et seq.,), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. S6901, et seq.), the Clean Water Act (33 U.S.C. S 466 et seq.), the Safe Drinking Water Act (14 U.S.C. S1401-1450), the Hazardous Materials Transportation Act (49 U.S.C. S1801 et seq.), and the Toxic Substances Control Act (15 U.S.C. S2601-2629), has been violated by any operations on the Property.

  23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Section 19.

  24. NOTICE TO BUYER. Any notice to Buyer shall be effective when received by Buyer.

  25. NOTICE TO SELLER. Any notice to Seller shall be effective when received by Seller.

  26. MODIFICATION OF THIS CONTRACT. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties.

  27. ENTIRE AGREEMENT. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract.

  28. NOTICE OF ACCEPTANCE: COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance on or before (Acceptance Deadline). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

SOUTHERN CORRECTIONS SYSTEMS, INC.
"BUYER"

BY:  \Donald E. Smith, CEO
         Buyer

Date of Buyer's Signature:  9/3/97

Buyer's Address:  13401 Railway Drive
                  Oklahoma City, OK 73114



FREEDOM RANCH, INC.
an Oklahoma corporation
"SELLER"

By: David S. King
Title: President

Date of Seller's Signature: 9/3/97

Seller's Address: 6126 E. 32nd Place
                  Tulsa, OK 74135-5406